UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2019
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2019, Nu Skin Enterprises, Inc. (the “Company”) issued a press release announcing its financial results for the three- and six-month periods ended June 30, 2019, and certain other information. A copy of the press release is attached as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

The press release furnished herewith in Exhibit 99.1 contains non-GAAP financial measures. Management believes non-GAAP financial measures assist management and investors in evaluating and comparing period-to-period results and projections in a more meaningful and consistent manner.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)

On August 1, 2019, James D. Thomas was appointed as the Company’s Chief Accounting Officer. Mark H. Lawrence, the Company’s Chief Financial Officer, previously served as both the principal financial officer and the principal accounting officer. Effective as of August 1, 2019, Mr. Thomas assumed responsibilities as the principal accounting officer in the new role of Chief Accounting Officer.

Mr. Thomas, 41, has more than 15 years of experience in the accounting and finance fields and has served in financial reporting positions with the Company for the past eight years. He served as Corporate Controller from June 2011 to June 2017 and then as Vice President of Global Accounting and Reporting from June 2017 until his current promotion. He served one year in the Company’s internal audit department prior to these roles. Before joining the Company, he worked as Assistant Controller of another publicly reporting company and served in the assurance practice at PricewaterhouseCoopers LLP. Mr. Thomas holds B.S. and Master of Accounting degrees from Utah State University.

As Chief Accounting Officer, Mr. Thomas will earn an annual salary of $285,000, and his target incentive bonus will be 40% of his annual salary. He will continue to be eligible to receive equity awards at the discretion of the Executive Compensation Committee of the Company’s Board of Directors, and he will participate in other benefit and perquisite programs generally available to senior vice president-level employees of the Company.

Mr. Thomas does not have a family relationship with any of the Company’s directors or executive officers, and the Company does not have any reportable related-person transactions involving Mr. Thomas. Other than as described herein, there are no arrangements or understandings between Mr. Thomas and any other person pursuant to which Mr. Thomas was selected as Chief Accounting Officer.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

99.1	Nu Skin Enterprises’ press release dated August 6, 2019, regarding financial results for the three- and six-month periods ended June 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ Mark H. Lawrence
Mark H. Lawrence
Chief Financial Officer

Date: August 6, 2019